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                                                                    EXHIBIT 10.1
                          SECURITIES PURCHASE AGREEMENT

                          DATED AS OF OCTOBER 12, 2004

                                  BY AND AMONG

                           HALOZYME THERAPEUTICS, INC.

                                       AND

                       THE PURCHASERS LISTED ON EXHIBIT A

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                                TABLE OF CONTENTS

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ARTICLE I  Purchase and Sale of Common Stock and Warrants.........................................................1
         Section 1.1  Purchase and Sale of Common Stock and Warrants..............................................1
         Section 1.2  Purchase Price and Closing..................................................................1

ARTICLE II  Representations and Warranties........................................................................2
         Section 2.1  Representations and Warranties of the Company...............................................2
         Section 2.2  Representations and Warranties of the Purchasers............................................7

ARTICLE III  Covenants............................................................................................9
         Section 3.1  Securities Compliance.......................................................................9
         Section 3.2  Registration and Listing....................................................................9
         Section 3.3  Use of Proceeds.............................................................................9

ARTICLE IV  Conditions...........................................................................................10
         Section 4.1  Conditions Precedent to the Obligation of the Company to Sell the Securities...............10
         Section 4.2  Conditions Precedent to the Obligation of the Purchasers to Purchase the
                  Securities.....................................................................................10

ARTICLE V  Certificate Legend....................................................................................12
         Section 5.1  Legend.....................................................................................12

ARTICLE VI  Miscellaneous........................................................................................13
         Section 6.1  Fees and Expenses..........................................................................13
         Section 6.2  Specific Performance; Consent to Jurisdiction..............................................13
         Section 6.3  Entire Agreement; Amendment................................................................13
         Section 6.4  Notices....................................................................................14
         Section 6.5  Waivers....................................................................................14
         Section 6.6  Headings...................................................................................15
         Section 6.7  Successors and Assigns.....................................................................15
         Section 6.8  No Third Party Beneficiaries...............................................................15
         Section 6.9  Survival...................................................................................15
         Section 6.10  Counterparts..............................................................................15
         Section 6.11  Publicity.................................................................................15
         Section 6.12  Severability..............................................................................15
         Section 6.13  Further Assurances........................................................................15

                          SECURITIES PURCHASE AGREEMENT

      This SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of October 12, 2004, is entered into by and between Halozyme Therapeutics, Inc., a Nevada corporation (the "Company"), and the purchasers listed on Exhibit A hereto (each a "Purchaser" and collectively, the "Purchasers"), for the purchase and sale of shares (the "Shares") of the Company's common stock, par value $.001 per share (the "Common Stock"), and warrants to purchase shares of Common Stock in substantially the form attached hereto as Exhibit B (the "Warrants"). Any shares of Common Stock issuable upon exercise of the Warrants (and such shares when issued) are herein referred to as the "Warrant Shares." The Shares, the Warrants and the Warrant Shares are sometimes collectively referred to herein as the "Securities."

      The parties hereto agree as follows:

                                   ARTICLE I

                 PURCHASE AND SALE OF COMMON STOCK AND WARRANTS

            Section 1.1 Purchase and Sale of Common Stock and Warrants.

            (a) Upon the following terms and conditions, the Company shall issue and sell to the Purchasers, and the Purchasers shall purchase from the Company, an aggregate of up to 7,925,715 shares of Common Stock at a price per share of $1.75 (the "Per Share Purchase Price") for an aggregate purchase price of up to $13,870,001.25 (the "Purchase Price").

            (b) Upon the following terms and conditions, the Purchasers shall be issued Warrants to purchase the number of shares of Common Stock set forth opposite such Purchaser's name on Exhibit A hereto. The Warrants shall have an exercise price equal to $2.25 per share.

            (c) The Company and the Purchasers are executing and delivering this Agreement in accordance with and in reliance upon the exemption from registration afforded by Section 4(2) of the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "Securities Act"), including Regulation D ("Regulation D"), and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments to be made hereunder.

            Section 1.2 Purchase Price and Closing. Subject to the terms and conditions hereof, the Company agrees to issue and sell to the Purchasers and, in consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the Purchasers, severally but not jointly, agree to purchase the number of Shares and Warrants, in each case, set forth opposite their respective names on Exhibit A. The closing of the purchase and sale of the Shares and Warrants to be acquired by the Purchasers from the Company under this Agreement shall take place at the offices of the Company's counsel, Gray Cary Ware & Freidenrich LLP (the "Closing") at 10:00 a.m., San Diego time (i) on or before October 12, 2004, provided, that all of the conditions set forth in Article IV hereof and applicable to the Closing shall have been fulfilled or waived in accordance herewith, or (ii) at

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such other time and place or on such date as the Purchasers and the Company may agree upon (the "Closing Date"). Subject to the terms and conditions of this Agreement, at the Closing the Company shall deliver or cause to be delivered to each Purchaser (i) a certificate registered in the name of such Purchaser representing the number of Shares that such Purchaser is purchasing pursuant to the terms hereof and (ii) a Warrant to purchase such number of shares of Common Stock as is set forth opposite the name of such Purchaser on Exhibit A. At the Closing, each Purchaser shall deliver its Purchase Price by wire transfer to an account designated by the Company.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

            Section 2.1 Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchasers as follows, as of the date hereof and the Closing Date:

            (a) Organization, Good Standing and Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada and has the requisite corporate power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted and as described in the documents filed by the Company with the Securities and Exchange Commission (the "Commission") pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (all of the foregoing including filings incorporated by reference therein being referred to herein as the "Commission Documents"), since the end of its most recently completed fiscal year through the date hereof, including, without limitation, its most recent report on Form 10-Q. Other than wholly owned subsidiary Halozyme, Inc., a California corporation (the "Subsidiary"), the Company does not own securities of any kind in any other entity. The Company and the Subsidiary are qualified to do business as foreign corporations and are in good standing in every jurisdiction in which the nature of the business conducted or property owned by them makes such qualification necessary, except for any jurisdiction(s) (alone or in the aggregate) in which the failure to be so qualified will not have a Material Adverse Effect. For the purposes of this Agreement, "Material Adverse Effect" means any effect on the business, operations, properties or financial condition of the Company and its Subsidiary that is material and adverse to the Company and its Subsidiary, taken as a whole, and any condition, circumstance or situation that would prohibit the Company from entering into and performing any of its obligations hereunder and under the other Transaction Documents (as defined in Section 2.1(b) below).

            (b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Warrants and that certain Registration Rights Agreement by and among the Company and the Purchasers, dated as of the date hereof, substantially in the form of Exhibit C attached hereto (the "Registration Rights Agreement" and, together with this Agreement and the Warrants, the "Transaction Documents") and to issue and sell the Securities in accordance with the terms hereof. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly and validly authorized by all necessary corporate action, and no further consent or authorization of the Company, its Board of Directors or stockholders is required. When executed and delivered by the Company, each of the Transaction Documents shall constitute a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor's rights and remedies or by other equitable principles of general application.

            (c) Capitalization. The authorized capital stock of the Company as of the date of this Agreement consists of 100,000,000 shares of Common Stock, of which 39,704,686 were issued and outstanding as of September 30, 2004, and 20,000,000 shares of preferred stock, none of which were issued and outstanding as of the date of this Agreement. Since September 30, 2004, the Company has not issued any shares of Common Stock other than (i) upon the exercise of stock options pursuant to equity incentive plans described in the Commission Documents or (ii) upon the exercise of warrants described in the Commission Documents. All of the outstanding shares of Common Stock and any other outstanding security of the Company have been duly and validly authorized. Except as set forth in this Agreement or as described in the Commission Documents, (i) there are no shares of Common Stock or any other security of the Company that are entitled to preemptive rights or registration rights and (ii) there are no outstanding options, warrants, scrip, rights to subscribe to, call or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company. The Company is not a party to, and it has no knowledge of, any agreement or understanding restricting the voting or transfer of any shares of the capital stock of the Company.

            (d) Issuance of Securities. The Shares and the Warrants to be issued at the Closing (and the Warrant Shares to be issued upon exercise of the Warrants) have been duly authorized by all necessary corporate action and, when paid for and issued in accordance with the terms hereof and the Warrants, respectively, the Shares and the Warrant Shares will be validly issued, fully paid and nonassessable and free and clear of all liens, encumbrances and rights of refusal of any kind (other than restrictions on transfer under applicable securities laws or other such restrictions imposed under the Transaction Documents) and the holders of the Shares and the Warrant Shares shall be entitled to all rights accorded to a holder of Common Stock.

            (e) No Conflicts; Governmental Approvals. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not (i) violate any provision of the Company's Articles of Incorporation (the "Articles") or Bylaws (the "Bylaws"), each as amended to date, or the Subsidiary's comparable charter documents, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company or its Subsidiary is a party or by which the Company or its Subsidiary's respective properties or assets are bound, or (iii) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or its Subsidiary or by which any property or asset of the Company or its Subsidiary are bound or affected, except for such conflicts, defaults, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect. Neither the Company nor its Subsidiary is required under federal, state, foreign or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under the Transaction Documents or issue and sell the Securities in accordance with the terms hereof (other than any filings, consents and approvals which may be required to be made by the Company under applicable state and federal securities laws, rules or regulations prior to or subsequent to the Closing, or any registration provisions provided in the Registration Rights Agreement).

            (f) Commission Documents, Financial Statements. The Common Stock of the Company is registered pursuant to Section 12(g) of the Exchange Act. During the two year period preceding the Closing Date, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the Commission pursuant to the reporting requirements of the Exchange Act. At the times of their respective filing, the Forms 10-Q for the fiscal quarters ended March 31, 2004 and June 30, 2004, respectively (the "Forms 10-Q"), and the Form 10-K for the fiscal year ended December 31, 2003 (the "Form 10-K") complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such documents. The Forms 10-Q and Form 10-K did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the Commission Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the Commission or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements), and fairly present in all material respects the consolidated financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Any "off-balance sheet" transactions to which the Company is a party are reflected in the notes to such financial statements.

            (g) No Material Adverse Change. Except as disclosed in the Commission Documents, since June 30, 2004, neither the Company nor its Subsidiary has (i) experienced or suffered any Material Adverse Effect, (ii) incurred any liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent or otherwise) other than those incurred in the ordinary course of the Company's or its Subsidiary's respective businesses or (iii) declared, made or paid any dividend or distribution of any kind on their capital stock.

            (h) No Undisclosed Events or Circumstances. Except as disclosed in the Commission Documents, since June 30, 2004, except for the consummation of the transactions contemplated herein, no event or circumstance has occurred or exists with respect to the Company or its Subsidiary or their respective businesses, properties, prospects, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

            (i) Intellectual Property. To the knowledge of the Company, the Company and its Subsidiary own or possess sufficient rights to use all material patents, patent rights, trademarks, copyrights, licenses, inventions, trade secrets, trade names and know-how (collectively, "Intellectual Property") owned or possessed by them or that are necessary for the conduct of their business as now conducted and described in the Commission Documents except where the failure to currently own or possess would not have a Material Adverse Effect. To the knowledge of the Company, the Company and its Subsidiary are not infringing, and have not received any notice of, and do not have any knowledge of, any asserted infringement of any valid rights of a third party with respect to any Intellectual Property that, individually or in the aggregate, would have a Material Adverse Effect. The Company and its Subsidiary have not received any notice of, and do not have any knowledge of, infringement by a third party with respect to any Intellectual Property rights of the Company that, individually or in the aggregate, would have a Material Adverse Effect.

            (j) Legal Proceedings. Except as disclosed in the Commission Documents, there is no action, suit, claim, investigation, arbitration, alternate dispute resolution proceeding or other proceeding pending or, to the knowledge of the Company, threatened, against or involving the Company, its Subsidiary or any of their respective properties or assets, which individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body against the Company or its Subsidiary or any officers or directors of the Company or Subsidiary in their capacities as such, which individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

            (k) Compliance with Laws; Permits. The business activities of the Company and its Subsidiary as currently conducted do not violate any laws, ordinances or regulations of any governmental entity, except for violations which singularly or in the aggregate do not and will not have a Material Adverse Effect. The Company and its Subsidiary have all franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals necessary for the conduct of their business as now being conducted by them unless the failure to possess such franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

            (l) Taxes. To the knowledge of the Company, the Company and its Subsidiary have accurately prepared and filed all federal, state and other tax returns required by law to be filed by them, have paid or made provisions for the payment of all taxes shown to be due and all additional assessments, and adequate provisions have been and are reflected in the financial statements of the Company and its Subsidiary for all current taxes and other charges to which the Company or its Subsidiary is subject and which are not currently due and payable.

None of the federal income tax returns of the Company or its Subsidiary have been audited by the Internal Revenue Service. The Company has no knowledge of any additional assessments, adjustments or contingent tax liability (whether federal or state) of any nature whatsoever, whether pending or threatened against the Company or its Subsidiary for any period, nor of any basis for any such assessment, adjustment or contingency.

            (m) Disclosure; Non-Public Information. Neither this Agreement nor any other documents, certificates or instruments furnished to the Purchasers by or on behalf of the Company or its Subsidiary in connection with the transactions contemplated by this Agreement contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made herein or therein, in the light of the circumstances under which they were made herein or therein, not misleading. Except with respect to the material terms and conditions of the transaction contemplated by the Transaction Documents, which shall be publicly disclosed by the Company pursuant to Section
6.11 hereof, the Company confirms that neither it nor any person acting on its behalf has provided any Purchaser with any information that the Company believes constitutes material, non-public information.

            (n) Material Agreements. Except for the Transaction Documents (with respect to clause (i) only), (i) the Company and its Subsidiary have performed all obligations required to be performed by them to date under any written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement, filed or required to be filed with the Commission (the "Material Agreements"), (ii) neither the Company nor its Subsidiary has received any notice of default under any Material Agreement and, (iii) to the Company's knowledge, neither the Company nor its Subsidiary is in default under any Material Agreement now in effect. All Company securities subject to outstanding registration rights (including "piggy back" registration rights) are currently subject to an effective registration statement with the Commission.

            (o) Investment Company Act Status. The Company is not, and as a result of and immediately upon the Closing will not be, an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

            (p) Insurance. The Company carries insurance covering its properties and businesses customary for the type and scope of its properties and business. All such policies are in full force and effect, and are underwritten by financially sound and reputable insurers. All such policies will remain in full force and effect and will not in any way be affected by, or terminate or lapse by, reason of any of the transactions contemplated hereby.

            (q) Delisting Notification. The Company's Common Stock is listed on the OTC Bulletin Board (the "OTCBB"), and the Company has taken no action designed to, or likely to have the effect of, de-listing the Common Stock from the OTCBB, nor has the Company received any notification from the OTCBB to the effect that the Company is not in compliance with the listing or maintenance requirements of such market.

            (r) Internal Accounting Controls. The Company maintains a system of internal accounting controls sufficient, in the judgment of the Company's board of directors, to

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provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            (s) Anti-takeover Provisions. The Company has taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's Articles of Incorporation, as amended or the laws of Nevada that is or would become applicable to the Purchasers as a result of the Purchasers acquiring the Securities.

            (t) No General Solicitation. The Company represents and warrants that the Securities were not offered to any Purchaser by means of any form of general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or broadcast over television or radio, or (ii) any seminar or meeting to which any Purchaser was invited by any of the foregoing means of communications. The Company does not have any agreement or understanding with any Investor with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

            (u) Labor Agreements and Actions. The Company is not bound by or subject to (none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the knowledge of the Company, has sought to represent any of the employees, representatives or agents of the Company.

            Section 2.2 Representations and Warranties of the Purchasers. Each of the Purchasers, severally and not jointly, hereby represents and warrants to the Company with respect solely to itself and not with respect to any other Purchaser as follows as of the date hereof and as of the Closing Date:

            (a) Organization and Standing of the Purchasers. If the Purchaser is an entity, such Purchaser is a corporation, limited liability company or partnership duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

            (b) Authorization and Power. Each Purchaser has the requisite power and authority to enter into and perform the Transaction Documents and to purchase the Securities being sold to it hereunder. The execution, delivery and performance of the Transaction Documents by each Purchaser and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate or partnership action, and no further consent or authorization of such Purchaser or its Board of Directors, stockholders, or partners, as the case may be, is required. When executed and delivered by the Purchasers, the other

Transaction Documents shall constitute valid and binding obligations of each Purchaser enforceable against such Purchaser in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor's rights and remedies or by other equitable principles of general application.

            (c) No Conflict. The execution, delivery and performance of the Transaction Documents by the Purchaser and the consummation by the Purchaser of the transactions contemplated thereby and hereby do not and will not (i) violate any provision of the Purchaser's charter or organizational documents, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Purchaser is a party or by which the Purchaser's respective properties or assets are bound, or (iii) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Purchaser or by which any property or asset of the Purchaser are bound or affected, except, in all cases, other than violations pursuant to clauses (i) or (iii) (with respect to federal and state securities laws) above, for such conflicts, defaults, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, materially and adversely affect the Purchaser's ability to perform its obligations under the Transaction Documents.

            (d) Acquisition for Investment. Each Purchaser is purchasing the Securities solely for its own account for the purpose of investment and not with a view to or for sale in connection with distribution. Each Purchaser does not have a present intention to sell any of the Securities, nor a present arrangement (whether or not legally binding) or intention to effect any distribution of any of the Securities to or through any person or entity; provided, however, that by making the representations herein, such Purchaser does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with Federal and state securities laws applicable to such disposition. Each Purchaser acknowledges that it (i) has such knowledge and experience in financial and business matters such that Purchaser is capable of evaluating the merits and risks of Purchaser's investment in the Company, (ii) is able to bear the financial risks associated with an investment in the Securities and (iii) has been given full access to such records of the Company and the Subsidiary and to the officers of the Company and the Subsidiary as it has deemed necessary or appropriate to conduct its due diligence investigation.

            (e) Rule 144. Each Purchaser understands that the Securities must be held indefinitely unless such Securities are registered under the Securities Act or an exemption from registration is available. Each Purchaser acknowledges that such person is familiar with Rule 144 of the rules and regulations of the Commission, as amended, promulgated pursuant to the Securities Act ("Rule 144"), and that such Purchaser has been advised that Rule 144 permits resales only under certain circumstances. Each Purchaser understands that to the extent that Rule 144 is not available, such Purchaser will be unable to sell any Securities without either registration under the Securities Act or the existence of another exemption from such registration requirement.

            (f) General. Each Purchaser understands that the Securities are being offered and sold in reliance on a transactional exemption from the registration requirements of federal and state securities laws and the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of such Purchaser to acquire the Securities. Each Purchaser understands that no United States federal or state agency or any government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

            (g) No General Solicitation. Each Purchaser acknowledges that the Securities were not offered to such Purchaser by means of any form of general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or broadcast over television or radio, or (ii) any seminar or meeting to which such Purchaser was invited by any of the foregoing means of communications.

            (h) Accredited Investor. Each Purchaser is an "accredited investor" (as defined in Rule 501 of Regulation D), and such Purchaser has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Securities. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act and such Purchaser is not a broker-dealer or an affiliate of a broker-dealer. Each Purchaser acknowledges that an investment in the Securities is speculative and involves a high degree of risk. Each Purchaser has completed or caused to be completed an Investor Questionnaire Certification, in a form provided by the Company, certifying as to its status as an "accredited investor" and understands that the Company is relying upon the truth and accuracy of the Purchaser set forth therein to determine the suitability of such Purchaser to acquire the Securities.

            (i) Certain Fees. The Purchasers have not employed any broker or finder or incurred any liability for any brokerage or investment banking fees, commissions, finders' structuring fees, financial advisory fees or other similar fees in connection with the Transaction Documents.

            (j) Short Sales. Each Purchaser represents, warrants and agrees that it has not engaged in any short selling of the Company's securities, or established or increased any "put equivalent position" as defined in Rule 16(a)-1(h) under the Securities Exchange Act of 1934 with respect to the Company's securities, within the past 10 trading days.

            (k) Independent Investment. No Purchaser has agreed to act with any other Purchaser for the purpose of acquiring, holding, voting or disposing of the Securities purchased hereunder for purposes of Section 13(d) under the Exchange Act, and each Purchaser is acting independently with respect to its investment in the Securities. Nothing contained herein, or in any Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents.

                                  ARTICLE III

                                    COVENANTS

      The Company covenants with each Purchaser as follows:

            Section 3.1 Securities Compliance. The Company shall notify the Commission in accordance with its rules and regulations, of the transactions contemplated by any of the Transaction Documents and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Purchasers, or their respective subsequent holders.

            Section 3.2 Registration and Listing. The Company shall use commercially reasonable efforts to cause its Common Stock to continue to be registered under Section 12(g) of the Exchange Act and to continue the listing or trading of its Common Stock on the OTCBB or any successor market.

            Section 3.3 Use of Proceeds. The proceeds from the sale of the Shares will be used by the Company for working capital and general corporate purposes.

            Section 3.4 Press Release. The Company shall issue a press release disclosing the material terms of the transactions contemplated hereby (including the number of Shares and Warrants sold at Closing and the proceeds from such sales) promptly following Closing.

                                   ARTICLE IV

                                   CONDITIONS

            Section 4.1 Conditions Precedent to the Obligation of the Company to Sell the Securities. The obligation hereunder of the Company to issue and sell the Securities to the Purchasers at the Closing Date is subject to the satisfaction or waiver, at or before the Closing of the conditions set forth below. These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

            (a) Accuracy of the Purchasers' Representations and Warranties. The representations and warranties of each Purchaser shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects as of such date.

            (b) Performance by the Purchasers. Each Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchasers at or prior to the Closing Date.

            (c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

            (d) Delivery of Purchase Price. The Purchase Price for the Shares and Warrants shall have been delivered to the Company on the Closing Date.

            (e) Delivery of Transaction Documents. The Transaction Documents shall have been duly executed and delivered by the Purchasers to the Company.

            Section 4.2 Conditions Precedent to the Obligation of the Purchasers to Purchase the Securities. The obligation hereunder of the Purchasers to purchase the Securities and consummate the transactions contemplated by this Agreement is subject to the satisfaction or waiver, at or before the Closing Date, of each of the conditions set forth below. These conditions are for the Purchasers' sole benefit and may be waived by the Purchasers at any time in their sole discretion.

            (a) Accuracy of the Company's Representations and Warranties. Each of the representations and warranties of the Company in this Agreement and the Registration Rights Agreement shall be true and correct in all material respects as of the Closing Date, except for representations and warranties that speak as of a particular date, which shall be true and correct in all material respects as of such date.

            (b) Performance by the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

            (c) No Suspension, Etc. Trading in the Common Stock shall not have been suspended by the Commission or the OTCBB.

            (d) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

            (e) No Proceedings or Litigation. No action, suit or proceeding before any arbitrator or any governmental authority shall have been commenced, and no investigation by any governmental authority shall have been threatened in writing against the Company or any Subsidiary, or any of the officers, directors or affiliates of the Company or any Subsidiary seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.

            (f) Opinion of Counsel. The Purchasers shall have received an opinion of counsel to the Company, dated as of Closing, substantially in the form of Exhibit D hereto.

            (g) Shares and Warrants. At the Closing, the Company shall have delivered to the Purchasers duly executed certificates representing the Shares (in such denominations as each

Purchaser may request) and certificates representing the Warrants, in each case, being acquired by the Purchasers at the Closing.

            (h) Officer's Certificate. On the Closing Date, the Company shall have delivered to the Purchasers a certificate signed by an executive officer on behalf of the Company, dated as of the Closing Date, confirming the accuracy of the Company's representations, warranties and covenants as of the Closing Date and confirming the compliance by the Company with the conditions precedent set forth in paragraphs (a)-(e) of this Section 4.2 as of the Closing Date (provided that, with respect to the matters in paragraphs (d) and (e) of this Section 4.2, such confirmation shall be based on the knowledge of the executive officer).

            (i) Registration Rights Agreement. As of the Closing Date, the Company shall have duly executed and delivered the Registration Rights Agreement.

                                   ARTICLE V

                               CERTIFICATE LEGEND

            Section 5.1 Legend. Each certificate representing the Securities shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required by applicable state securities or "blue sky" laws):

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

      The Company agrees to reissue certificates representing any of the Shares and the Warrant Shares, without the legend set forth above if at such time, prior to making any transfer of any such Shares or Warrant Shares, such holder thereof shall give written notice to the Company describing the manner and terms of such transfer and removal as the Company may reasonably request. Such proposed transfer and removal will not be effected until either (i) the Company has received an opinion of counsel reasonably satisfactory to the Company, to the effect that the registration of the Shares or Warrant Shares under the Securities Act and state securities laws is not required in connection with such proposed transfer, (ii) a registration statement under the Securities Act covering such proposed disposition has been filed by the Company with the Commission and has become effective under the Securities Act, or (iii) the Company has received other evidence reasonably satisfactory to the Company that such registration and qualification under the Securities Act and state securities laws are not required. In the case of any proposed transfer under this Section 5.1, the Company will use reasonable efforts to comply with any such applicable state securities or "blue sky" laws, but shall in no event be required, (x) to qualify to do business in any state where it is not then qualified, (y) to take any action that would subject it to tax or to the general service of process in any state where it is not then subject, or (z) to comply with state securities or "blue sky" laws of any state for which registration by coordination is unavailable to the Company. The restrictions on transfer contained in this Section 5.1 shall be in addition to, and not by way of limitation of, any other restrictions on transfer contained in any other section of this Agreement.

                                   ARTICLE VI

                                  MISCELLANEOUS

            Section 6.1 Fees and Expenses. Each party shall pay the fees and expenses of its advisors, counsel, accountants and other experts, if any, and all other expenses, incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

            Section 6.2 Specific Performance; Consent to Jurisdiction.

            (a) The Company and the Purchasers acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement or the other Transaction Documents were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement or the other Transaction Documents and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

            (b) The parties agree that this Agreement, and any disputes arising under this Agreement, will be governed by and construed in accordance with the laws of the state of New York, without giving effect to any conflict of laws principles to the contrary. The parties irrevocably consent to personal jurisdiction in the state and federal courts of the state of California. The Company and each Purchaser consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 6.2 shall affect or limit any right to serve process in any other manner permitted by law. The Company and the Purchasers hereby agree that the prevailing party in any suit, action or proceeding arising out of or relating to the Securities, this Agreement or the Registration Rights Agreement, shall be entitled to reimbursement for reasonable legal fees from the non-prevailing party.

            Section 6.3 Entire Agreement; Amendment. This Agreement and the Transaction Documents contain the entire understanding and agreement of the parties with respect to the matters covered hereby and, except as specifically set forth herein or in the other Transaction Documents, neither the Company nor any Purchaser make any representation, warranty, covenant or undertaking with respect to such matters, and they supersede all prior understandings and agreements with respect to said subject matter, all of which are merged herein. No provision of this Agreement may be waived or amended other than by a written instrument signed by the Company and the Purchasers holding at least a majority of all Shares then held by the Purchasers. Any amendment or waiver effected in accordance with this Section 6.3 shall be binding upon each Purchaser (and their permitted assigns) and the Company.

            Section 6.4 Notices. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon delivery by telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Company:             Halozyme Therapeutics, Inc.
                               11588 Sorrento Valley Road
                               Suite 17
                               San Diego, CA 92121
                               Attention: President and Chief Executive Officer
                               Tel. No.: (858) 794-8889
                               Fax No.:  (858) 259-2539

with copies (which copies
shall not constitute notice
to the Company) to:            Gray Cary Ware & Freidenrich LLP
                               4365 Executive Drive, Suite 1100
                               San Diego, California 92121
                               Attention: Doug Rein
                               Tel. No.: (858) 677-1400
                               Fax No.:  (858) 677-1401

If to any Purchaser:           At the address of such Purchaser set forth on
                               Exhibit A to this Agreement.

      Any party hereto may from time to time change its address for notices by giving written notice of such changed address to the other party hereto.

            Section 6.5 Waivers. No waiver by either party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

            Section 6.6 Headings. The article, section and subsection headings in this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof.

            Section 6.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. After the Closing, the assignment by a party to this Agreement of any rights hereunder shall not affect the obligations of such party under this Agreement. The Purchasers may assign the Securities and their rights under this Agreement and the other Transaction Documents and any other rights hereto and thereto subject to the provisions of the Registration Rights Agreement and Section 5.1 hereof.

            Section 6.8 No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

            Section 6.9 Survival. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Purchasers herein shall survive the execution of this Agreement as well as the payment and delivery to the Purchasers of the Securities.

            Section 6.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

            Section 6.11 Publicity. The Company agrees that it will not disclose, and will not include in any public announcement, the names of the Purchasers without the consent of the Purchasers, which consent shall not be unreasonably withheld or delayed, or unless and until such disclosure is required by law, rule or applicable regulation, and then only to the extent of such requirement.

            Section 6.12 Severability. The provisions of this Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement and this Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible.

            Section 6.13 Further Assurances. From and after the date of this Agreement, upon the request of the Purchasers or the Company, the Company and each Purchaser shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement, the Warrants and the Registration Rights Agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized officers as of the date first above written.

                                HALOZYME THERAPEUTICS, INC.

                                By: __________________________________________
                                Name: Jonathan Lim
                                Title: President and Chief Executive Officer

                           COMPANY SIGNATURE PAGE TO
                          SECURITIES PURCHASE AGREEMENT

                                            PURCHASER:

                                            If Purchaser is an individual:

                                            Name: ______________________________
                                                  (exactly as name should appear
                                            on Securities)

                                            Signature:

                                            If Purchaser is an entity:

                                            Name of entity: ____________________
                                                  (exactly as name should appear
                                            on Securities)

TOTAL INVESTMENT AMOUNT: ________________   By: ________________________________
                                            Name: ______________________________
                                            Title: _____________________________

                          PURCHASER SIGNATURE PAGE TO
                          SECURITIES PURCHASE AGREEMENT

                                    EXHIBIT A

                               LIST OF PURCHASERS

NAMES AND ADDRESS
OF PURCHASERS           NUMBER OF SHARES PURCHASED           NUMBER OF WARRANTS
-------------           --------------------------           ------------------

                                    EXHIBIT B

                                 FORM OF WARRANT

                                    EXHIBIT C

                      FORM OF REGISTRATION RIGHTS AGREEMENT

                                    EXHIBIT D

                                 FORM OF OPINION